                                                                   EXHIBIT 10.32

                              DRUGSTORE.COM, INC.

                          FORM OF SECOND ADDENDUM TO
            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     This Second Addendum (this "Addendum") dated as of July __, 1999, to the
                                 --------
Fourth Amended and Restated Investors' Rights Agreement dated as of May 18, 1999 (the "Rights Agreement"), by and among drugstore.com, inc., a Delaware
      ----------------
corporation (the "Company") and the parties listed on Exhibit A hereto hereby
                  -------
adds certain securities to the definition of "registrable securities" under the Rights Agreement. A prior Addendum to the Rights Agreement dated as of June 17, 1999 remains in full force and effect.

                                   Recitals
                                   --------

     A.   The Company and Amazon.com, Inc. ("Amazon.com") have entered into
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a letter agreement (the "Letter Agreement"), a copy of which is attached as
                         ----------------
Exhibit B hereto, pursuant to which the Company will sell to Amazon.com and Amazon.com will purchase from the Company $10,000,000 of shares of the Company's Common Stock in a private placement transaction to be closed concurrently with the closing of the Company's initial public offering of Common Stock (the "Amazon Private Placement"). The Company and the Investors party to the Rights
-------------------------
Agreement are willing to grant Amazon.com registration rights with regard to such shares.

     B. On July 9, 1999, the Company's board of directors resolved to contribute 200,000 shares of Common Stock with registration rights to the drugstore.com Foundation.

     C. Pursuant to Section 5.2 of the Rights Agreement, this Addendum is being executed by the Company and the holders of at least two-thirds (2/3) of the Registrable Securities presently outstanding, thereby permitting the Rights Agreement be amended hereby.

     D. Capitalized terms used herein and not defined shall have the meanings given to them in the Rights Agreement.

                                   Agreement
                                   ---------

     1. The parties agree that for purposes of Section 1 of the Rights Agreement, shares of Common Stock of the Company issued to Amazon.com pursuant to the Amazon Private Placement and shares of Common Stock given to the drugstore.com Foundation by the Company shall be deemed to be "Registrable Securities" for all purposes and subject to all conditions of the Rights Agreement. The drugstore.com Foundation shall become a party to the Rights Agreement upon execution of this Addendum.

     2. Each Investor hereby waives its right of first offer under Section 2.3 of the Rights Agreement with respect to the sale of shares of Common Stock to Amazon.com in the Amazon Private Placement and the transfer of shares for no consideration to the drugstore.com Foundation.

     3. This Addendum shall become effective only upon the closing of the Amazon Private Placement. Upon such effectiveness:

          (a) all references in any document to the Rights Agreement shall be deemed to be references to the Rights Agreement as modified by this Addendum; and

          (b) except as specifically modified hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof.

     4. This Addendum shall automatically terminate if the Amazon Private Placement is not consummated prior to November 30, 1999. If such termination occurs, this Addendum shall become void and of no further effect.

     5. This Addendum, which shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws, may be executed in counterparts.

                           [Signature Page Follows]

     The parties have executed this Second Addendum to the Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                  INVESTORS:

DRUGSTORE.COM, INC.,                      RITE AID CORPORATION,


By: _____________________________         By: _______________________________
Peter M. Neupert                          Name:
President                                 Title:

Address:                                  Address:
13920 SE Eastgate Way                     30 Hunter Lane
Suite 300                                 Camp Hill, PA 17011
Bellevue, WA 98005

                                          GENERAL NUTRITION COMPANIES, INC.,

                                          By: _______________________________
                                          Name:
                                          Title:

                                          Address:

                                          ___________________________________
                                          ___________________________________

                                          VULCAN VENTURES INCORPORATED,


                                          By: _______________________________
                                          Name:
                                          Title:


                                          Address:
                                          110 110th Avenue NE, Suite 550
                                          Bellevue, WA 98004


                                          KLEINER PERKINS CAUFIELD & BYERS
                                          VIII, L.P.,

                                          By: KPCB VIII Associates, L.P., its
                                              General Partner

                                          By: __________________________________
                                          a General Partner

                                          Address:
                                          2750 Sand Hill Road
                                          Menlo Park, CA 94025

                                        KPCB VIII FOUNDERS FUND, L.P.,

                                        By:  KPCB VIII Associates, L.P., its
                                             General Partner

                                        By: _______________________________
                                        a General Partner

                                        Address:
                                        2750 Sand Hill Road
                                        Menlo Park, CA 94025

                                        KPCB LIFE SCIENCES ZAIBATSU FUND II,
                                        L.P.,

                                        By: KPCB VII Associates, L.P., its
                                            General Partner

                                        By: ________________________________
                                        a General Partner

                                        Address:
                                        2750 Sand Hill Road
                                        Menlo Park, , CA 94025

                                        AMAZON.COM, INC.

                                        By: ________________________________
                                        Name:
                                        Title:

                                        Address:
                                        1516 2nd Avenue
                                        Seattle, WA 98101


                                        PETER NEUPERT


                                        By: ________________________________

                                        Address:
                                        13920 SE Eastgate Way, Suite 300
                                        Bellevue, WA 98005


                                        DRUGSTORE.COM FOUNDATION

                                        By: _________________________
                                        Name:
                                        Title:

                                        Address:
                                        13920 SE Eastgate Way, Suite 300
                                        Bellevue, WA  98005

                                        MAVERON EQUITY PARTNERS, L.P.

                                        By: _____________________________
                                        Name:
                                        Title:

                                        Address:
                                        800 Fifth Ave., Suite 4100
                                        Seattle, WA 98104

                                   EXHIBIT A
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                                   INVESTORS
                                   ---------

Name and Address
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Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011


General Nutrition Companies, Inc.
300 6th Avenue
Pittsburgh, PA 15222


Vulcan Ventures Incorporated
110th Avenue Northeast, Suite 550
Bellevue, Washington  98004

Kleiner Perkins Caufield & Byers VIII
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Life Sciences Zaibatsu Fund II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

David Whorton
c/o Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, CA 94025

Amazon.com, Inc.
1516 2nd Avenue
Seattle, WA 98101
Attn: General Counsel

Peter M. Neupert
13920 SE Eastgate Way, Suite 300
Bellevue, WA  98005

Maveron Equity Partners, L.P.
800 Fifth Avenue, Suite 4100

Seattle, WA  98104

Liberty DS, Inc.
8101 Prentice Avenue, Suite 500
Englewood, CO  80111

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